EXHIBIT 24

                         REGISTERED FIXED ACCOUNT OPTION

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


That I, GEORGE C. KOKULIS of Simsbury, Connecticut, Director, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Insurance Company, and further, to sign any and all amendments thereto, including pre-effective and post-effective amendments, that may be filed by the Company.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of March, 2004.




                              /s/George C. Kokulis
                              Director, President and Chief Executive Officer The Travelers Insurance Company

                         REGISTERED FIXED ACCOUNT OPTION

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


That I, GLENN D. LAMMEY of Simsbury, Connecticut, Director, Chief Financial Officer and Chief Accounting Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Insurance Company, and further, to sign any and all amendments thereto, including pre-effective and post-effective amendments, that may be filed by the Company.




IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of March, 2004.

                         /s/Glenn D. Lammey
                         Director, Chief Financial Officer and Chief Accounting Officer
                         The Travelers Insurance Company

                         REGISTERED FIXED ACCOUNT OPTION

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


That I, MARLA BERMAN LEWITUS of Marlborough, Massachusetts, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Insurance Company, and further, to sign any and all amendments thereto, including pre-effective and post-effective amendments, that may be filed by the Company.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of March, 2004.




                                             /s/Marla Berman Lewitus
                                             Director
                                             The Travelers Insurance Company

                         REGISTERED FIXED ACCOUNT OPTION

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


That I, KATHLEEN L. PRESTON of South Windsor, Connecticut, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Insurance Company, and further, to sign any and all amendments thereto, including pre-effective and post-effective amendments, that may be filed by the Company.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of March, 2004.




                                                /s/Kathleen L. Preston
                                                Director
                                                The Travelers Insurance Company